SCHEDULE 14A INFORMATION
                            ------------------------

          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the Registrant                      [x]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:                   [ ] Confidential, for Use of
                                                 the Commission Only (as
[  ] Preliminary Proxy Statement                 permitted by Rule 14-a-6(e)(2)
[X]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            MASON OIL COMPANY, INC.
               (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which transaction applies:


     2.     Aggregate number of securities to which transaction applies:


     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


    4.      Proposed maximum aggregate value of transaction:


    5.      Total fee paid:


[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:


     2.     Form, Schedule or Registration Statement No.:


     3.     Filing Party:


     4.     Date Filed:

                            MASON OIL COMPANY, INC.
                             6337 Ravenwood Drive
                            Sarasota, Florida 34243


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held January 21, 1998


TO OUR SHAREHOLDERS:

     The next Annual Meeting of Shareholders (the "Annual Meeting") of Mason Oil Company, Inc., a Utah corporation (the "Company"), will be held at the Sarasota Quay on the Bay, located at 216 Sarasota Quay, in the Waterside Room Promenade Level, Sarasota, Florida on Wednesday, January 21, 1998, at 10:00 a.m., local time, for the following purposes:

1. To elect a Board of Directors, comprised of four persons, to serve until the next Annual Meeting of Shareholders, or until their respective successors shall be duly elected or appointed.
2. To approve the appointment of Ehrhardt Keefe Steiner & Hottman P.C. as the independent accountants for the Company for the current fiscal year.
3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Shareholders of record at the close of business on November 21, 1997 are entitled to notice of and to vote at the meeting. In accordance with Utah law, a list of the Company's shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the offices of the Company, 6337 Ravenwood Drive, Sarasota, Florida 34243, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, and during the Annual Meeting.

    The accompanying Proxy Statement contains information regarding the matters to be considered at the meeting. For reasons outlined therein, the Board of Directors recommends a vote "FOR" the matters being voted upon.

    All shareholders are cordially invited to attend the Annual Meeting in person.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY DESIGNATION AND INSTRUCTION CARD ("PROXY") AND RETURN IT TO THE COMPANY IN THE RETURN ENVELOPE PROVIDED.

                    BY  ORDER  OF  THE  BOARD  OF  DIRECTORS,



                    Paul  B.  Ingram,  President


Sarasota,  Florida

______________________________, 1997

                            MASON OIL COMPANY, INC.

                             _____________________
                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 21, 1998
                             _____________________

                              GENERAL INFORMATION

     This Proxy Statement is furnished to shareholders of Mason Oil Company, Inc., a Utah corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company, and any adjournments thereof (the "Meeting"). The Meeting is scheduled to be held on Wednesday, January 21, 1998, at 10:00 a.m., local time, at the Sarasota Quay on the Bay, located at 216 Sarasota Quay on the corner of Fruitville Rd. and U.S. 41 (Tamiami Trail) in Sarasota, Florida.

     A Proxy Designation and Instruction Card ("Proxy Card") for the shareholders' use in connection with the Annual Meeting is enclosed. The shareholders must complete, sign and date the Proxy Card and to return it in the envelope provided.

VOTING  SECURITIES

     The Board of Directors has established the close of business on November 21, 1997 as the record date (the "Record Date") to determine shareholders entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, 10,890,504 shares of Common Stock were issued and outstanding. The holders of record of the outstanding shares of Common Stock on the Record Date entitled to vote at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. The holders of a majority of the outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting.

PROXIES

     Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed Proxies will be voted in accordance with instructions indicated on such Proxies. If no instructions are indicated, such shares will be voted "FOR" all of the proposals listed on the notice of Annual Meeting, including the election of each of the Director nominees named therein; and, in the discretion of the designated Proxy holders, as to any other matters which may properly come before the Annual Meeting.

     ANY SHAREHOLDER SIGNING AND DELIVERING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE THE VOTE AT THE ANNUAL MEETING (A) BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING PRIOR TO THE SCHEDULED COMMENCEMENT DATE FOR THE ANNUAL MEETING, (B) BY SIGNING AND DATING A LATER PROXY AND SUBMITTING THE NEW PROXY IN TIME TO BE COUNTED AT THE ANNUAL MEETING, OR (C) BY ATTENDING THE ANNUAL MEETING AND VOTING CONTRARY TO THE SUBMITTED PROXY AT THE TIME VOTES ARE REQUESTED. ANY WRITTEN NOTICE REVOKING A PROXY SHOULD BE SENT TO
MASON  OIL  COMPANY,  INC.,  6337  RAVENWOOD  DRIVE, SARASOTA, FLORIDA  34243,
ATTENTION:    PAUL  B.  INGRAM.

     If a shareholder wishes to designate someone other than the designated persons named on the Proxy Card as his authorized agent to vote at the Annual Meeting, you may do so by crossing out the names of the designated persons printed on the Proxy Card and by writing in the name of another person or persons (not more than two) to act as agent for the shareholder in voting the shares held by such shareholder. Such a special designation signed by a shareholder must be presented at the Annual Meeting by the person or persons so designated on the Proxy Card.

     The cost of preparing, assembling and mailing this Proxy Statement and related materials will be borne by the Company. The solicitation of Proxies by the directors is being made by mail. No additional compensation will be given to employees or directors for such solicitation. Custodians of securities held for shareholders of record (for example, banks, brokers, etc.) may be paid their reasonable out-of-pocket expenses incurred in forwarding Proxy Cards and this Proxy Statement to shareholders.

     This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders of the Company beginning on November 24, 1997. Mailed together with this Proxy Statement is a copy of this Company's Annual Report to Shareholders for the year ended June 30, 1997. SHAREHOLDERS WHO DO NOT RECEIVE A COPY OF THE 1997 ANNUAL REPORT WITH THIS PROXY STATEMENT, OR WHO DESIRE EXTRA COPIES, SHOULD CONTACT THE COMPANY AT (941) 351-3102.

VOTES  REQUIRED  FOR  ACTION  TO  BE  TAKEN  AT  THE  ANNUAL  MEETING

      A majority of the share votes entitled to be cast at the Annual Meeting must be present in person or by Proxy for a quorum to exist at the Annual Meeting. Abstentions and broker non-votes are counted "present" for purposes of determining the presence or absence of a quorum for the transaction of business.

     In the election of directors, the four (4) nominees receiving the highest number of votes cast in their favor will be elected as members of the Board of Directors of the Company for the 1997-98 period, and until the 1998 Annual Shareholders' Meeting. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors.

     Approval of the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company's independent accountants, to be adopted as an action of the shareholders, requires that the votes cast in favor of the action exceed the votes cast opposing the action. Accordingly, abstentions and broker non-votes will be treated as abstentions, rather than as negative votes, and so will not affect the outcome.

     Holders of shares of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

SHAREHOLDER  PROPOSALS

     If a shareholder intends to submit a proposal at the next Annual Meeting, you may do so if such proposal is received by the Company, at its executive offices, by August 30, 1998, or within a reasonable period of time prior to the solicitation of proxies for such meeting. All such proposals should be submitted to the Company by Certified United States Mail, with return receipt requested.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The table below sets forth as of the Record Date (i) the name and address of each person known by management to own beneficially more than five percent (5%) of the Company's outstanding Common Stock, the number of shares beneficially owned by each such shareholder and the percentage of outstanding shares owned and (ii) the number and percentage of outstanding shares of Common Stock beneficially owned by each of the Company's directors and each of the five highest paid executive officers of the Company, individually (excluding executive officers whose annual compensation is less than $100,000) and by all directors and executive officers of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                                           Percent
Beneficial  Owners                     Number of Shares     Beneficially Owned
------------------                     ----------------     ------------------
Paul B. Ingram (Director and Officer)      3,700,000              33.97%
6337  Ravenwood  Drive
Sarasota,  FL    34243

John L. Naylor (Director and Officer)      3,700,000             33.97%
6337  Ravenwood  Drive
Sarasota,  FL    34243

Geoffrey J. Pickles (Director)                     0                 0%
Kardinea  Road
Cliffton  Gardens
2088  NSW,  Australia

John  K.  Price  (Director)                        0                 0%
104  Wynnwood
Ruston,  Louisiana  71270

FAI  Overseas  Investments  Pty.  Ltd.     1,475,050             13.54%
77  Pacific  Highway
North  Sydney
2060  NSW,  Australia

All  Executive  Officers  and
Directors  as  a  group
 (4  persons)  -  Total                    7,400,000             67.94%


     On or about September 12, 1996, Paul B. Ingram and John L. Naylor acquired a total of 1,300,000 shares of the Company's Common Stock from Craig Carpenter, in consideration for the payment to Mr. Carpenter of the sum of $35,000. On or about October 14, 1996, Mr. Ingram and Mr. Naylor acquired a total of 6,000,000 Shares of the Company's Common Stock in exchange for the transfer of their one hundred percent (100%) equity interest in Hemley Exploration Pty. Ltd. to the Company. On or about September 9, 1997, Mr. Naylor and Mr. Ingram acquired an additional 100,000 shares of the Company's Common Stock from Mr. Carpenter in consideration for the payment of the sum of $25,000. Payments for the shares acquired were made from personal funds of the purchasers. As a result of these transactions, Mr. Naylor and Mr. Ingram hold shares representing a percentage interest in the Company as set forth in the above chart.

DIRECTORS,  EXECUTIVE  OFFICERS  AND  KEY  EMPLOYEES

     The  Company's  directors  and  executive  officers  are  as  follows:

Paul  B.  Ingram,  Age  66
President  and  Principal  Executive  Officer
Mr.  Ingram  has  served  as the President and a director of the Company since
September  13,  1996.    Mr.  Ingram  was active as an independent oil and gas
producer  until  1995.

John  L.  Naylor,  Age  57
Secretary-Treasurer  and  Principal  Accounting  and  Financial  Officer
Mr. Naylor has served as the Secretary and Treasurer of the Company, and as a member of its Board of Directors, since September 13, 1996. Mr. Naylor has been active in the oil and gas business for the past 30 years both from a technical and a business standpoint in Australia, Southeast Asia and the U.S.

John  K.  Price,  Age  55
Mr. Price has served as a director of the Company since December 1996. Mr. Price is a college professor at North West Louisiana University. Mr. Price holds a PhD. degree in Political Science.

Geoffrey  J.  Pickles,  Age  59
Mr. Pickles has served as a director of the Company since June 1, 1997. He is a stock broker in the energy field in Sydney, NSW, Australia, with the firm of Dicksons Limited. Mr. Pickles has had many years of experience in the exploration and development of natural resources.

     All directors serve until the next annual meeting of shareholders, and until their successors are duly elected and qualified. None of the current directors of the Company serves as a director of any other reporting company.

     The  Company  has  no  employees  other  than  its  executive  officers.

FAMILY  RELATIONSHIPS

     There are no family relationships between any directors or executive officers of the Company, either by blood or by marriage.

INVOLVEMENT  IN  CERTAIN  LEGAL  PROCEEDINGS

     During the past five years, none of the directors or executive officers of the Company:

     (1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

     (2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (4) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Except as otherwise set forth below, to the knowledge of management, during the past two years, the Company was not involved in any transaction and is not currently involved in any proposed transaction, in which the Company or any of its subsidiaries was or is to be a party, in which any of its directors, officers, nominees for election as directors, security holders or immediate family member of any of the parties mentioned above, have a direct or indirect material interest, other than transactions involving employment or consulting relationships or other transactions where the amount involved did not exceed $60,000 per year. John L. Naylor is employed by the Company for an annual compensation of $75,000. Additionally, Hemley Exploration Pty. Ltd., a wholly owned subsidiary of the Company, paid for John L. Naylor's rent and living expenses for approximately one month when he moved from the Philippines to Australia during the last fiscal year.

NO  BOARD  COMMITTEES

     The Company has no standing audit, nominating or compensation committees of the Board of Directors, or any other functioning committees taking any of the responsibilities of the Board.

MEETINGS  OF  THE  BOARD

     The Board of Directors meets regularly during the year on an informal basis, to review significant developments affecting the Company. Formal meetings are held to act on matters requiring Board approval which are not handled by written consent. The Board of Directors held ten (10) formal meetings during the last fiscal year. All directors participated in all of the meetings of the Board.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file certain reports regarding ownership of and transactions in the Company's equity securities with the Securities and Exchange Commission. Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely upon its review of copies of such forms or "no filings required letters" received by it, the Company believes that during the fiscal year ended June 30, 1997, the following reports were not filed on a timely basis, as referenced below:


     Name                                                  Late  Report
     ----                                                  ------------
     Paul  B.  Ingram                            Form 3, one report on Form 4
     John  L.  Naylor                            Form 3, two reports on Form 4
     Geoffrey  J.  Pickles                       Form  3
     John  K.  Price                             Form  3
     FAI  Overseas  Investments                  Form  3
     Pty.  Ltd.

COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Set forth below is a Summary Compensation Table, showing the various elements of compensation earned during the last completed fiscal year and during the previous two years. No executive officer was compensated in the amount of $100,000 or more during any of the last three years.



                   ANNUAL COMPENSATION   LONG-TERM COMPENSATION
                                         Awards               Payouts
                                  Other
Name and                          Annual Restricted Underlying       All Other
Principal  Fiscal                 Compen-   Stock    Options/  LTIP   Compensa-
Position   Year   Salary   Bonus   sation   Award(s)   SARs   Payouts   tion

CEO
Paul B.
 Ingram     1997 $48,000*    0       0        0         0        0        0
            1996       0     0       0        0         0        0        0
            1995       0     0       0        0         0        0        0
            ====       =     =       =        =         =        =        =

     *Compensation is earned and accrued at this rate, commencing from January 1, 1997, but payments have been deferred.

PROPOSALS  FOR  SHAREHOLDER  ACTION

ITEM  NUMBER  ONE:    ELECTION  OF  DIRECTORS

     A Board of four directors is to be elected at the Meeting, to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Unless otherwise instructed, the proxy holders will vote all Proxies received by them FOR the election of the four nominees named below, who are the nominees of the current Board of Directors, and all of whom are currently serving as members of the Board. Nominations for election as a director also will be accepted from the floor by any shareholder at the Annual Meeting. While no formal procedure exists with respect to nominations of directors outside of the Annual Meeting, shareholders are free to write to the President of the Company with any suggestions concerning nominations to the Board.

     Individuals receiving the most votes will be elected. All nominees are present members of the Board. ALL DULY SIGNED AND DELIVERED PROXIES WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW IN THE ABSENCE OF CONTRARY DIRECTION. The directors know of no reason why any nominee listed below may be unable to serve as a director. If any nominee is unable to serve, the shares present at the Annual Meeting through proxies WILL BE VOTED FOR the election of such other person(s) as the Board of Directors may nominate at the Annual Meeting, or the current directors may take action to reduce the number of Directors to be elected.

     All of the nominees were elected to their present term of office by a vote of the directors then in office, to fill vacancies then existing on the Board.

Nominees
--------

     The four persons nominated by the Board for election as directors of the Company are named below. More information about these individuals is set forth above, under the caption "Directors, Executive Officers and Key Employees:"


          Paul  B.  Ingram,  President  of  the  Company
          John  L.  Naylor,  Secretary  and  Treasurer  of  the  Company
          John  K.  Price,  College  Professor
          Geoffrey  J.  Pickles,  Stock  Broker

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  ALL  FOUR  NOMINEES

ITEM  NUMBER  TWO:    APPROVAL  OF  THE  SELECTION  OF  AUDITORS

     At the Annual Meeting, the Shareholders will be asked to approve the Board's selection of Ehrhardt Keefe Steiner & Hottman PC as the independent public accountants to audit the financial statements of the Company for the current fiscal year. This firm has audited the financial statements of the
Company for the most recently completed fiscal year. The Company does not anticipate that any representatives of Ehrhardt Keefe Steiner & Hottman PC will be present at the meeting.

     As previously reported, effective as of September 22, 1997, the firm of Mantyla, McReynolds & Associates ("Mantyla") was dismissed as the Company's principal independent accountants, and the firm of Ehrhardt Keefe Steiner & Hottman PC was engaged by the Company to serve as the principal accountants. The reports of Mantyla on the Company's financial statements for the two fiscal years ended December 31, 1995 and December 31, 1994 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Company's Board of Directors. There were no disagreements with Mantyla, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Mantyla's satisfaction, would have caused Mantyla to make reference to the subject matter of the disagreement in connection with its report.

     Unless a contrary choice is specified, Proxies received by the Company pursuant to this solicitation will be voted FOR the appointment of Ehrhardt Keefe Steiner & Hottman PC as the independent public accountants of the Company for the current fiscal year.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE
COMPANY  FOR  THE  CURRENT  FISCAL  YEAR.

OTHER  MATTERS

     The Company's management knows of no other matters to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the Meeting, it is the intention of the persons named as proxies on the Proxy Cards to vote all common shares represented by such Proxy Cards in accordance with the directions of the present Board of Directors.

                              By  Order  of  the  Board  of  Directors


                              Paul B. Ingram, President

                                   APPENDIX

                            MASON OIL COMPANY, INC.
                             6337 Ravenwood Drive
                            Sarasota, Florida 34243

                                 COMMON STOCK
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING TO BE HELD ON JANUARY 21, 1998

     The undersigned appoints Paul B. Ingram and John L. Naylor, and each of them, in the name, place and stead of the undersigned, and EACH OF THEM WITH POWER OF SUBSTITUTION, to vote all shares of the Common Stock of Mason Oil Company, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held Wednesday, January 21, 1998 at 10:00 a.m., local time, at Sarasota Quay on the Bay, located at 216 Sarasota Quay, Sarasota, Florida 34230, on the proposals set forth on the reverse side hereof and on such other matters as may properly come before the meeting and any adjournment or postponement thereof.

     The proxy holders will vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the proxy holders will vote such shares "FOR" the proposals set forth on the reverse side hereof. If any further matters properly come before the Annual Meeting, it is the intention of the persons named above to vote such proxies in accordance with their best judgment.
                              (continued and to be dated and signed
                               on the reverse side.)

                              Mason Oil Company, Inc.
                              6337 Ravenwood Drive
                              Sarasota, Florida 34243
                              -----------------------

The Board of Directors recommends a vote FOR the following proposals:

1. Election as directors of the Company until the next annual meeting and until their successors are duly elected and qualified.

FOR all nominees     WITHHOLD AUTHORITY     *EXCEPTIONS
listed below     to vote for all nominees listed below
                           [   ]     [   ]     [   ]

     Nominees:     Paul B. Ingram, John L. Naylor, Geoffrey J. Pickles, John
K. Price

     (INSTRUCTIONS:     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

     *Exceptions ___________________________________________

2. Appointment of Ehrhardt Keefe Steiner & Hottman P.C. as independent accountants for the Company for the current fiscal year.

                          FOR     AGAINST     ABSTAIN
                           [   ]     [   ]     [   ]


3.     To transact such other business as may
properly come before the Annual Meeting          FOR     AGAINST     ABSTAIN
and any adjournments or postponements thereof.  [   ]     [   ]       [   ]

                              CHANGE OF ADDRESS AND
                              OR COMMENTS MARK HERE [   ]

     NOTE:     Please sign exactly as name appears hereon.  If a joint
account, each joint owner must sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

     Date:                              199__


                    Signature


                    Signature

(PLEASE SIGN, DATE AND RETURN THIS           VOTES MUST BE INDICATED
PROXY IN THE ENCLOSED ENVELOPE.)            [  ] IN BLACK OR BLUE INK.[ ]